Exhibit 99.1

C o r p o r a t e P r e s e n t a t i o n N A S D A Q A I R E LISTED N o F ee s . J u s t K e y s . T M O c t o b e r 202 4

2 Elevator Pitch reAlpha Overview Accretive Acquisition - led Growth Leadership and Board 4 5 17 19 T a b l e o f C o n t e n ts

3 This presentation is made solely for information purposes and no representation or warranty, express or implied, is made by reAlpha Tech Corp . (“reAlpha,” “we,” “us,” “our,” and, together with our subsidiaries, the “Company”) or any of its representatives as to the information contained in these materials or disclosed during any related presentations or discussions . This presentation also contains “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 , including, without limitation, statements relating to the reAlpha’s plans, strategies, objectives, expectations, intentions and adequacy of resources . These forward - looking statements involve known and unknown risks, uncertainties, and other factors that may cause reAlpha’s actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements, such as reAlpha’s limited operating history and that reAlpha has not yet fully developed its artificial intelligence ("AI") based technologies ; reAlpha’s ability to commercialize its developing AI - based technologies ; whether reAlpha’s technology and products will be accepted and adopted by its customers and intended users ; reAlpha's ability to integrate the business of its acquired companies into its existing business and the anticipated demand for the services offered by such acquired companies ; the inability to maintain and strengthen reAlpha’s brand and reputation ; the inability to accurately forecast demand for short - term rentals and AI - based real estate focused products ; the inability to execute business objectives and growth strategies successfully or sustain reAlpha’s growth ; the inability of reAlpha’s customers to pay for reAlpha’s services ; changes in applicable laws or regulations, and the impact of the regulatory environment and complexities with compliance related to such environment, and other risks and uncertainties further described in reAlpha's periodic reports filed with the Securities and Exchange Commission ("SEC"), including the Transition Report on Form 10 - KT for the eight - month period ended December 31 , 2023 , and other filings that may be filed with the SEC from time to time . Nothing contained herein is, or should be relied on as, a promise or representation as to the future . The information in this presentation shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the securities referred to herein in any jurisdiction, including India, in which such offer, solicitation or sale would require preparation of a prospectus or other offer documentation, or be unlawful prior to registration, exemption from registration or qualification under the securities laws of any such jurisdiction . This presentation includes our own trademarks, which are protected under applicable intellectual property laws, as well as trademarks, service marks, copyrights, and trade names of other companies, which are the property of their respective owners . Images on this presentation may be produced using artificial intelligence (AI) . These AI - generated images are for illustrative purposes only and may not accurately represent actual events or entities . Use of these images does not imply endorsement or factual accuracy . By reading this presentation, you acknowledge and accept that AI - generated content may be used where deemed appropriate by us, without liability for any discrepancies or inaccuracies these images may present . Disclaimers

Elevator Pitch

- In 2023, consumers spent **$100 billion on realtor commissions** in the U.S., a landscape recently disrupted by the recent National Association of Realtors settlement.[1]

- reAlpha is an AI-powered real estate platform that enables commission-free home buying and selling.

- To accelerate growth, reAlpha is acquiring revenue generating real estate tech and service companies to create an end-to-end homebuying experience.

(1) Yahoo Finance

r e A l p h a O v e r v i e w Nasdaq: AIRE

O u r V i s i o n : B e t h e g l o b a l l e a d e r i n r e a l e s t a t e t e c hn o l o g y . 6

M i ss i o n : A cc e l e r a t e t h e r e a l e st a t e i n d u st r y ’ s t r a n s i t i o n t o t h e d i g i t a l e r a . 7 O u r M i ss i o n

Black Swan Event - NAR Lawsuit Settlement

8

NAR settlement that went into effect on **August 17, 2024,** marks the beginning of a significant shift in the real estate industry.

The Case [1][2][3]

- The lawsuit claimed **NAR's rules inflated fees for sellers**, violating antitrust laws.
- The jury **found NAR guilty of collusion**, and damages will be paid to impacted homeowners.

Settlement Effect [5][6][7][8][9]

- Standard **6% commission ends**; all commissions are now negotiable.
- **Buy-side fees** are expected to drop by **25-50%**.
- Buy-side agents now need **a separate agreement** with buyers.
- **Agent fees** will no longer appear on MLS listings.

By The Numbers [4]

National Association of Realtors®: **$418M**

RE/MAX: **$55M**

Anywhere: **$83.5M**

Keller Williams: **$70M**

Largest antitrust settlement reached so far in litigation over real estate commissions [10]

(1) NYTimes (2) Bloomberg Law (3) NYTimes (4) RealEstateNews (5) AJC (6) NP (7) FOXLA (8) CNN (9) NAR (10) Reuters

9

NAR Settlement Effects on Transactions

Pre-Settlement Cost to Close[1][2]

(% of Purchase Price)


3%
Sell-Side Commissions
3%
Buy-Side Commissions
1.20-2.47%
Closing Costs

Estimated Post-Settlement Effects on Transactions[3][4]


1.20-2.47%
Closing Costs
1.50-2.25%
Sell-Side Commissions
1.50-2.25%
Buy-Side Commissions

Paid by Seller **Paid by Buyer**

(1) Real Estate Witch (2) Realty Magazine (3) Financial Samurai (4) CNN

Tech - enabled platforms have consistently applied proven strategies to disrupt previously commission - driven industries. Securities Trading New Revenue Model: Order routing, data subscriptions and bid/ask spreads New Revenue Model: Merchant model, bundling trips, and trip insurance New Revenue Model: Algorithmic based personalized advertising T r a v e l A d v e r t i s i n g 1 0 *All product names, logos, and brands are property of their respective owners.

265 K + 312K+ TE X A S 370K+ 144 K + 115 K + G E O R G I A I LL I N O I S O H I O M I C H I G A N 124 K + 133 K + 122 K + 126 K + 124 K + U . S . H o u s i ng M a r k e t Ov e r v i e w F l o r i d a T e x a s California North Carolina $38 . 2 B I ll i n o i s $152 . 2 B $215 . 3 B $108 . 0 B $53 . 8 B New York $65 . 7 B G e o r g i a $46 . 2 B O h i o $30 . 6 B M i c h i g a n $29 . 3 B P e nn s y l v a n i a $35 . 1 B Top 10 States Leading in Transaction Volume and Value 3 . 4 9 M illi o n $1 . 4 4 T r illi o n $10 0 B illi o n Total Home Transactions Volume Total Home Transactions Value Total Commissions Paid (2023) 1 1 (1) Yahoo Finance All the data sourced for U.S. Housing Market are from Redfin , January 2023 to December 2023 [ 1 ]

12

reAlpha, Our Commission-Free Homebuying Platform


No Fees.
Just Keys.
Buy Your Dream Home
Commission-Free
9:41
Claire's top picks
Schedule a tour
Ask a question to Claire

With **reAlpha**, we're removing traditional commission structures and leveraging AI to provide a seamless homebuying experience.

reAlpha enables homebuyers to buy homes:

1. Through an AI-driven user experience available 24/7;
2. Completely commission free,
3. Still have support from reAlpha's in-house licensed agents on no-obligation and no fee basis.

Powered by **Claire**, our AI buy-side agent, reAlpha is creating the next generation of homebuying.

13

Our AI-Powered Real Estate Super App™

Get House Inspected
AI Report Explainer

Get Accepted
AI Negotiation Helper

Start Loan Process

Make an Offer
Contract Builder

Get Clearance to Close
AI Report Explainer

reAlpha covers the entire transaction process with integrated solutions that tackle significant customer pain points

Find your Dream Home
AI Search & Recommendations

Close the Deal

Understand your Budget
Budget Calculator

Move in

Current Home

New Home


9:41
Claire's top picks
96% Match
$584,000
3078 Greywood Lane FL, 32073
3 bedrooms · 2 baths · 2,937 sqft
Swimming Pool
Gym
Garage
+9 matches

Illustration of reAlpha's intended homebuying journey, including features still in development.

14

reAlpha's Real Estate Super App Experience

Integrating ***technology, AI, and services*** to simplify the homebuying process.


One Unified Dashboard
Claire's top picks
96% Match
$584,000
Active
3078 Greywood Lane FL, 32073
3 bedrooms · 2 baths · 2,937 sqft
Schedule a tour
Ask a question to Claire
Dashboard
Explore
Favorites
Offers
Profile
96% Match
$584,000
3 bedrooms · 2 baths · 2,937 sqft
We got 25 perfect matches for you
Smart Home Recommendations
24/7 AI Agent: Claire
claire
You
How do I start my journey?
Claire
Starting your home buying journey is an exciting step! Here's a streamlined approach to get you going:
1. Determine Your Budget: Assess your finances to understand how much you can afford. Consider getting pre-approved for a mortgage to know your buying power.
Ask a question to Claire
$584,000
Save $15,000
3078 Greywood Lane FL, 32073
3 bedrooms · 2 baths · 1,107 sqft · 0.26 acres
Active
11 days on maket
Comprehensive Property Insights
Document Vault
Offer contract status
Purchase Offer Contract
Buyer
Ramesh Pathak
Signed
Seller
Ravi Giri
Signed
All documents
Residential Contract Florida.pdf
Showing Agreement_SA-3x.pdf
Summary.pdf
Pre-approval letter uploaded successfully!
View pre-approval letter
BE MY NEIGHBOR
Digital Pre-Approval
Offer
4 offers in progress
$584,000
3078 Greywood Lane
Miami, FL 32073
Offer & Negotiate
Step 1/3
Tour booked
Todos
Get pre-approved
Book a tour
Select Title & Escrow services
Hyperfast
Choose reAlpha's own title services
The title company verifies a clear home title, while escrow manages documents and funds.
Continue with Hyperfast
HyperFast
by reAlpha
Integrated Title & Close
Closing
Closing day
4/4
Sign closing documents
Make necessary payments
Receive title and record deed
Receive keys to the property
Moving in
2/2
Make preparations to move
Move in to your new home
Congratulations Anu!
After a long journey, you are finally the proud owner of your new home. Let's celebrate this moment and get ready to create wonderful memories!
Start next chapter of my life
Home Buying Journey
The Jasmine
Proudly owned by
Anusandhan Pokhrel
reAlpha

Revenue Model

15



0%

With reAlpha, users pay 0% buy-side commission.

**Revenue will vary per transaction based on various factors such as, but not limited to: home price, transaction term, down payment percentage, mortgage usage, and market conditions.*

While we have acquired title service and mortgage brokerage companies, we anticipate that we will be able to capture additional revenue if we expand our offerings with additional services. However, there is no guarantee that we will proceed with further acquisitions or provide additional services.

We will generate **revenue from closing costs and services** beyond the transaction.

Mortgage brokering

Helping homebuyers find a mortgage that fits their unique situation

Current Offering


$480,000

Home insurance services

Protecting homes in case of damage or accidental events

Future Offering

Title search & insurance

Verifying title/ownership history and insurance to cover future claims or liens

Current Offering

16

Scalable Growth Model

We have significantly expanded our footprint with **Be My Neighbor** (27 states) and **HyperFast** (3 states) acquisitions.

BE MY NEIGHBOR — Mortgage brokerage

HyperFast by reAlpha — Title and closing services


BE MY NEIGHBOR
HyperFast
by reAlpha

While HyperFast Title currently operates in 3 states, Madison Settlement Services, associated company of HyperFast, operates in 33 states. This provides visibility and potential operational capabilities across these states. However, it should be noted that this does not imply immediate or guaranteed market activity in all 33 states.

A cc r e t i v e A c q u i s i t i o n - L e d G r o w t h

18

Business Model - Build vs. Acquire vs. Partner

We either build ***in-house, acquire existing solutions, or forge strategic partnerships*** with the goal of providing services across the transaction lifecycle.

Service	Approach	Approach	Service
Lead Generation	Partner/Acquire (In Progress)	Build (Completed)	**Front-End Search**
Showings	Acquire (In Progress)	Build (Completed)	**Form Contracts/Offers**
Negotiations	Build (In Progress)	Partner (In Progress)	**Inspections**
Mortgage Brokerage	Acquire (Completed)	Acquire (Completed)	**Title/Closing**
Back Office Service	Acquire (In Progress)	Acquire (In Progress)	**Insurance Services**

Completed In Progress

Companies Powering Our Solutions:

naamche [Acquired on May 06, 2024] + AiChat [Acquired on Jul 15, 2024] + HyperFast by reAlpha [Acquired on Jul 29, 2024] + BE MY NEIGHBOR [Acquired on Sept 09, 2024]

L e a d e r s h i p T e a m & B o a r d

20

Leadership Team



Giri Devanur

CEO

- Entrepreneur with Nasdaq IPO experience
- EY Entrepreneur of the Year (2017)
- Masters at Columbia University



Mike Logozzo

President, COO

- Managing Director at L Marks
- Former GM at BMW Financial Services - $32B portfolio, 1.2M Customers
- Former EY Consultant



Rakesh Prasad

CFO (Interim)

- Fellow of The Institute of Chartered Accountants of India
- Master Trainer at Ernst & Young - $500M project
- Founder - RPHR & Company, Chartered Accountant Firm



Jorge Aldecoa

CPO

- Former VP Operations for Transcendent Electra
- Led $1B portfolio at Invitation Homes
- Former CIO for Firm Capital American Realty Partners

21

Subsidiary Leadership Teams

Be My Neighbor:



Isabel Williams
Broker Owner



Christopher Griffith
Broker Owner



Nathan Knottingham
COS // Loan Officer

AiChat:



Kester Poh
CEO



Dave Chuang
CPO



Valerie Cheng
VP Sales & Marketing

Naamche:



Ramesh Pathak
CEO



Saramsha Dotel
CTO



Barun Pandey
CMO

Board of Directors

22



Balaji Swaminathan

Audit Committee Chairman

- Founder and CEO of SAIML Private Ltd
- Former President of Westpac Banking Corp.
- Former Vice Chairman and MD, Global Corporate and Investment Banking, for Bank of America Merrill Lynch



Brian Cole

Compensation Committee Chairman

- Managing Director, Baird Investment Bank
- Former Manager, PWC
- MBA, Kelly School of Business



Dimitrios Angelis

Corporate Governance Committee Chairman

- Publicly listed CEO and public Board Director
- Co-founder of several startups, including Sparta Biomedical
- Managing Partner at Pharma Tech Law, NYU Law Degree



Giri Devanur

CEO and Chairman

- Entrepreneur with Nasdaq IPO experience
- EY Entrepreneur of the Year (2017)
- Masters at Columbia University



Monaz Karkaria

Director

- Seasoned real estate executive
- Real Estate Coach & Mentor
- Buy Rehab Rent Refinance (BRRRR)™ strategist

Nasdaq:AIRE Phone +1 - 707 - 732 - 5742 Email InvestorRelations@realpha.com Locations 6515 Longshore Loop, Suite 100 Dublin, OH 43017 525 Washington Blvd 300, Jersey City, NJ 7310 3350 SW 148th Ave Suite 110, Miramar, FL 33027